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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                FEBRUARY 15, 2002

                            ------------------------

                            NORTHWESTERN CORPORATION
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

            0-692                                      46-0172280
            -----                                      ----------
   (Commission File Number)               (IRS Employer Identification Number)

                 125 SOUTH DAKOTA AVENUE, SIOUX FALLS, SD 57104
                 ----------------------------------------------
              (Address of registrant's principal executive office)
       Registrant's telephone number, including area code: (605) 978-2908
                                                           --------------

                                 NOT APPLICABLE
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


         As previously reported, on September 28, 2000, NorthWestern Corporation ("NorthWestern"), Touch America Holdings, Inc. and The Montana Power Company, entered into a Unit Purchase Agreement, which was subsequently amended on June 21, 2001, pursuant to which NorthWestern agreed to purchase all of the outstanding units of The Montana Power, L.L.C., which holds the electric and natural gas utility business of The Montana Power Company. The purchase of all of the outstanding units of The Montana Power, L.L.C. was completed on February 15, 2002. The total consideration for the purchase was $1,090,000,000, which consisted of $602,000,000 in cash and the assumption of $488,000,000 of existing debt and preferred stock of The Montana Power, L.L.C., net of cash received.

         NorthWestern financed the acquisition with its new credit agreement, dated as of January 14, 2002, with Credit Suisse First Boston, ABN AMRO Bank N.V., CIBC Inc. and Barclays Capital plc, as co-arrangers, Credit Suisse
First Boston, as administrative agent, lead arranger and sole book runner, and the banks and other financial institutions parties thereto. The new credit agreement is a $1.0 billion credit facility with a term of 364 days following the closing of the acquisition. The credit facility consists of a $280.0 million revolving credit facility and a $720.0 million acquisition term loan. In connection with the closing of the purchase, NorthWestern drew $720.0 million of the acquisition term loan and $19.0 million of the revolving credit facility to finance the cash portion of the purchase price, pay related transaction expenses and repay borrowings under and terminate our old credit facility with CIBC Inc. and for working capital purposes.

         A copy of NorthWestern's press release relating to the purchase of The Montana Power, L.L.C. is attached hereto as Exhibit 99.1. The description herein of the purchase is qualified in its entirety by reference to the press release attached hereto as Exhibit 99.1, which is insorporated herein by reference.

ITEM 5.  OTHER EVENTS

         By filing this Current Report on Form 8-K NorthWestern is incorporating by reference into the prospectuses relating to Securities offered by NorthWestern under its effective Registration Statements Nos. 333-58491, 333-64113, 333-80817, 333-80819 and 333-82707, certain historical audited financial statements for NorthWestern and for the Utility of The Montana Power Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and pro forma information, with respect to the recent closing of the acquisition of The Montana Power, L.L.C., which is filed as an exhibit hereto. The audited financial statements of NorthWestern Corporation as of December 31, 2001 and for each of the three years in the period ended December 31, 2001 are attached hereto as Exhibit 99.2. The consent of Arthur Andersen, LLP with respect thereto is attached hereto as Exhibit 99.6. The audited financial statements of the Utility of The Montana Power Company as of December 31, 2001 and for each of the three years in the period ended December 31, 2001 are attached hereto as
Exhibit 99.3. The consent of PricewaterhouseCoopers LLP with respect thereto is attached hereto as Exhibit 99.7.

         This Form 8-K includes as exhibits Unaudited Pro Forma Combined Financial Information of NorthWestern and The Montana Power, L.L.C. as of and for the year ended December 31, 2001, which are attached hereto as Exhibit
99.4 and Exhibit 99.5, respectively.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(c)      EXHIBITS

EXHIBIT
NUMBER            TITLE
------            -----

 99.1*            Press Release, dated February 15, 2001, of NorthWestern
                  Corporation.

 99.2*            Audited Consolidated Financial Statements of
                  NorthWestern Corporation as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001.

 99.3* Audited Combined Financial Statements of The Utility of The Montana Power Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001.

 99.4* Unaudited Pro Forma Combined Financial Information of NorthWestern Corporation as of and for the year ended December 31, 2001.

 99.5* Unaudited Pro Forma Combined Condensed Financial Data of The Montana Power, L.L.C. as of and for the year ended December 31, 2001.

 99.6*            Consent of Arthur Andersen, LLP

 99.7*            Consent of PricewaterhouseCoopers LLP

 99.8*            Business Description

 99.9*            Finance Presentation


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* Filed herewith


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ITEM 9.  REGULATION FD DISCLOSURE

         During the week of March 4-8, 2002, executives of NorthWestern Corporation will speak to various members of the financial and investment community. A copy of the slide presentation given or to be given at these meetings is attached to this report as Exhibit 99.9, and is incorporated herein by reference. A copy of a general description of NorthWestern's business given or to be given at these meetings is attached hereto as Exhibit 99.8, and is incorporated herein by reference.

         The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by NorthWestern Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by NorthWestern Corporation, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of NorthWestern Corporation or any of its affiliates.

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                 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         On one or more occasions, we may make statements regarding our assumptions, projections, expectations, intentions or beliefs about future events.

         Words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "will likely result," "will continue" or similar expressions identify forward-looking statements.

         Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed. We caution that while we make such statements in good faith and we believe such statements are based on reasonable assumptions, including without limitation, management's examination of historical operating trends, data contained in records and other data available from third parties, but there can be no assurance that our projections will be achieved or accomplished.

         In addition to other factors and matters discussed elsewhere in our most recent quarterly and annual reports that we file with the SEC, some important factors that could cause actual results or outcomes for NorthWestern to differ materially from those discussed in forward-looking statements include:

         -  the adverse impact of weather conditions;

         -  unscheduled generation outages;

         -  maintenance or repairs;

         - unanticipated changes to fossil fuel or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments;

         - developments in the federal and state regulatory environment and the terms associated with obtaining regulatory approvals;

         - costs associated with environmental liabilities and compliance with the environmental laws;

         - the rate of growth and economic conditions in our service territories and those of our subsidiaries;

         - the speed and degree to which competition enters the industries and markets in which our business operations;

         - the timing and extent of changes in interest rates and fluctuations in energy-related commodity prices;

         - risks associated with acquisitions, transition and integration of acquired companies, including implementation of information systems and realizing efficiencies in excess of any related restructuring charges;

         - availability of minority interest basis for loss allocation purposes;

         -  our ability to recover transaction costs;

         - approval of our default supply portfolio by the Montana Public Service Commission;

         - disruptions and adverse effects in the capital market due to the changing economic environment;

         -  our credit ratings with Moody's and Standard & Poor's;

         -  changes in customer usage patterns and preferences; and

         - changing conditions in the economy, capital markets and other factors identified from time to time in our filings with the SEC.

         Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on its business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NorthWestern Corp.
                                            (Registrant)


                                            BY: /s/ Kipp D. Orme
                                                ----------------------------
                                                Kipp D. Orme
                                                Vice President--Finance and
                                                     Chief Executive Officer

March 4, 2002


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            TITLE
------            -----

 99.1*            Press Release, dated February 15, 2001, of NorthWestern
                  Corporation.

 99.2*            Audited Consolidated Financial Statements of
                  NorthWestern Corporation as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001.

 99.3* Audited Combined Financial Statements of The Utility of The Montana Power Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001.

 99.4* Unaudited Pro Forma Combined Financial Information of NorthWestern Corporation as of and for the year ended December 31, 2001.

 99.5* Unaudited Pro Forma Combined Condensed Financial Data of The Montana Power, L.L.C. as of and for the year ended December 31, 2001.

 99.6*            Consent of Arthur Andersen, LLP

 99.7*            Consent of PricewaterhouseCoopers LLP

 99.8*            Business Description

 99.9*            Finance Presentation


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* Filed herewith